                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM N-CSR/A

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3363

Exact name of registrant as specified in charter:
Delaware Group Limited-Term Government Funds

Address of principal executive offices:

2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:

Richelle S. Maestro, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Item 1. Reports to Stockholders


                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

FIXED INCOME


Annual Report December 31, 2003
--------------------------------------------------------------------------------
                         DELAWARE LIMITED-TERM GOVERNMENT FUND






[LOGO]
POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

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PORTFOLIO MANAGEMENT REVIEW                                     1
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PERFORMANCE SUMMARY                                             2
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FINANCIAL STATEMENTS:

  Statement of Net Assets                                       3

  Statement of Operations                                       7

  Statements of Changes in Net Assets                           8

  Financial Highlights                                          9

  Notes to Financial Statements                                14
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REPORT OF INDEPENDENT AUDITORS                                 18
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BOARD OF TRUSTEES/OFFICERS                                     19
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   Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

   Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)2004 Delaware Distributors, L.P.

Portfolio                                 Delaware Limited-Term Government Fund
  MANAGEMENT REVIEW                       January 9, 2004

Fund Managers
Paul Grillo, Jr.
Senior Portfolio Manager

Stephen R. Cianci
Portfolio Manager

Q: How did the Fund and its markets perform during the 12-month period?
A: The Fund outperformed both its benchmark and peer group, gaining +2.12% (Class A shares at net asset value with distributions reinvested) for the year ended December 31, 2003. The Merrill Lynch 1-3 Year Treasury Index returned +1.90%, while the Lipper Short-Intermediate Government Funds Average, the Fund's peer group, rose +1.51% for the 12-month period.

During the year, three relatively distinct periods emerged in the fixed-income markets. From year-end 2002 to June 13, investors contended with a generational low in interest rates. During this time, the Fed's publicly stated concerns were with deflation. Economic readings were mixed; the capital markets were not convinced that the recovery was in place.

After the June 13 lows, we saw interest rates climb steadily through to September. Economic data were pointing to higher growth and the capital markets affirmed that a sustainable recovery was in place. As rates began to reflect this new level of economic recovery, bond prices declined. The Treasury yield curve steepened as longer bonds were more greatly impacted by rising rates. This trend continued until early September, when rates saw a significant increase for two- through 30-year issues.

The last four months of 2003 were marked by a decline in volatility and a leveling off of interest rates. With an economic recovery now appearing more certain, the Fed announced that rates would be held steady for the near term.

Our most significant gains against our benchmark and peer group took place during the latter half of this year, following the substantial fixed-income market shifts in mid-June and early September. In June, sensing that the economic recovery was taking hold and the market was moving to a new rate level, we established a shorter average maturity bias to mitigate the impact of price declines for bonds.

Additionally, from September onward, we took advantage of the lower volatility environment by purchasing securities that were more sensitive to the decline in volatility -- particularly mortgage-backed securities -- which contributed to our outperformance. Throughout the year, we have increased our exposure to higher-quality corporate issues, taking advantage of their improving fundamentals.

Q: Can you discuss any strategies that remain in place?
A: We continue to hold roughly six percent of net assets in Treasury Inflation-Protected Securities. With the Fed's rate increases on hold in an effort to reflate the economy, the risk/return profile of these securities remains attractive. Our position at year-end included approximately 59 percent in agency mortgage-backed securities, and smaller positions in corporate paper, asset-backed securities, commercial mortgage-backed securities, and other non-Treasury obligations. As of this writing, these assets made up the bulk of the Fund's holdings. This January, we weighted the Fund's high-quality non-government allocations to the maximum allowed objective. We believe their added yields will serve our shareholders well.

Q: Given the Fed's current position of holding rates steady, are you contemplating any significant changes to your investment strategy?
A: We remain true to our investment discipline. Our process of analyzing economic and market conditions to identify high-quality securities and market sectors that may provide a high stable level of income has not changed.

We continue to limit our strategy toward the Fund's duration, maintaining the average effective maturity below five years in an effort to reduce the effects of interest rate changes on share price. Our scrutiny of a host of risk factors -- such as credit concerns and prepayment risk -- remains in place.

Q: How about the Fund's aggregate credit quality? Has it remained about the same over the course of the year?
A: Yes. The Fund maintains a high-quality portfolio of debt securities. Our objective, in light of credit quality, is to place a high premium on safety in order to dampen volatility for our investors. We believe the Fund continues to offer diversification benefits for conservative investors who seek a high-quality fixed-income product.

Delaware
  LIMITED-TERM GOVERNMENT FUND

Fund Basics                                          Fund Performance
As of December 31, 2003                              Average Annual Total Returns
--------------------------------------------------   Through December 31, 2003       Lifetime     10 Years    Five Years   One Year
Fund Objectives:                                     ------------------------------------------------------------------------------
The Fund seeks to provide a high stable level of     Class A (Est. 11/24/85)
income, while attempting to minimize fluctuations    Excluding Sales Charge            +6.23%      +4.97%       +5.36%      +2.12%
in principal and provide maximum liquidity.          Including Sales Charge            +6.07%      +4.67%       +4.76%      -0.71%
--------------------------------------------------   ------------------------------------------------------------------------------
Total Fund Net Assets:                               Class B (Est. 5/2/94)
$377.83 million                                      Excluding Sales Charge            +4.47%                   +4.46%      +1.25%
--------------------------------------------------   Including Sales Charge            +4.47%                   +4.46%      -0.71%
Number of Holdings:                                  ------------------------------------------------------------------------------
362                                                  Class C (Est. 11/29/95)
--------------------------------------------------   Excluding Sales Charge            +4.57%                   +4.45%      +1.25%
Fund Start Date:                                     Including Sales Charge            +4.57%                   +4.45%      +0.27%
November 24, 1985                                    ------------------------------------------------------------------------------
--------------------------------------------------
Your Fund Managers:                                  Returns reflect the reinvestment of all distributions and any applicable
Paul Grillo, Jr. joined Delaware Investments in      sales charges as noted below. Returns and share values will fluctuate so that
1993, after serving as a Mortgage Strategist and     shares, when redeemed, may be worth more or less than their original cost.
Trader at Dreyfus Corporation. He holds a            Performance for Class B and C shares, excluding sales charges, assumes either
bachelor's degree from North Carolina State          that contingent deferred sales charges did not apply or the investment was
University and an MBA from Pace University. He is    not redeemed. Past performance is not a guarantee of future results.
a CFA charterholder.
                                                     The Fund offers Class A, B, C, R, and Institutional shares. Class A shares
Stephen R. Cianci joined Delaware Investments in     are sold with a front-end sales charge of up to 2.75% and have an annual
1992. He holds both a BS and an MBA from Widener     distribution and service fee of up to 0.30%.
University. He became co-manager of the Fund in
January 1999. Mr. Cianci is an Adjunct Professor     Class B shares are sold with a contingent deferred sales charge that declines of Finance at Widener University and a CFA
charterholder.                                       from 2% to zero depending upon the period of time the shares are held. Class
--------------------------------------------------   B shares will automatically convert to Class A shares on a quarterly basis
Nasdaq Symbols:                                      approximately five years after purchase. They are also subject to an annual
Class A  DTRIX                                       distribution and service fee of 1%.
Class B  DTIBX
Class C  DTICX                                       Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

                                                     The cumulative total return for the lifetime period ended December 31, 2003 for Delaware Limited-Term Government Fund's Class R shares was +0.14%. Class
                                                     R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

                                                     The average annual total returns for the lifetime (since 11/24/85), 10-year, five-year, and one-year periods ended December 31, 2003 for Delaware
                                                     Limited-Term Government Fund's Institutional Class shares were +6.37%,
                                                     +5.13%, +5.52%, and +2.27%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware
                                                     Limited-Term Government Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

                                                     The performance table and chart do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                                                     An expense limitation was in effect for all classes of Delaware Limited-Term
                                                     Government Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

                                                     Nasdaq Institutional Class symbol: DTINX

                                                     Nasdaq Class R symbol: DLTRX

Performance of a $10,000 Investment
December 31, 1993 through December 31, 2003

                     Delaware Limited-Term
                   Government Fund -- Class A    Merrill Lynch 1-3 Year
                            Shares                  Treasury Index

      12/31/1993            $ 9,728                     $10,000
      12/31/1994            $ 9,546                     $10,057
      12/31/1995            $10,378                     $11,163
      12/31/1996            $10,760                     $11,719
      12/31/1997            $11,305                     $12,499
      12/31/1998            $12,150                     $13,373
      12/31/1999            $12,279                     $13,783
      12/31/2000            $13,335                     $14,885
      12/31/2001            $14,425                     $16,120
      12/31/2002            $15,450                     $17,049
      12/31/2003            $15,785                     $17,373

Chart assumes $10,000 invested on December 31, 1993 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged composite that generally tracks the market for U.S. Treasury securities with maturities of one to three years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                  Delaware Limited-Term Government Fund
  OF NET ASSETS                            December 31, 2003

                                                        Principal       Market
                                                          Amount        Value
Agency Bonds - 10.76%
  Fannie Mae
    2.625% 4/21/06                                     $ 3,500,000   $ 3,515,099
    2.75% 8/11/06                                        5,675,000     5,678,791
    4.00% 9/2/08                                         7,480,000     7,583,052
    4.625% 5/1/13                                        2,000,000     1,950,068
  Federal Farm Credit Bank
    1.875% 1/16/07                                       8,955,000     8,738,477
  Federal Home Loan Bank
    2.00% 5/20/05                                        2,145,000     2,151,030
    2.15% 9/30/05                                        2,085,000     2,087,975
    2.25% 12/15/05                                       1,915,000     1,927,884
    5.375% 5/15/06                                       2,800,000     3,001,074
  Freddie Mac
    2.10% 2/25/05                                        4,000,000     4,004,600
                                                                     -----------
Total Agency Bonds (cost $40,787,625)                                 40,638,050
                                                                     -----------
Agency Collateralized Mortgage Obligations - 16.97%
  Fannie Mae 2002-5 Class PN Interest
    Only Strip 6.00% 2/25/16                               865,722         5,856
  Fannie Mae 2002-7  Class IC Interest
    Only Strip 6.00% 4/25/15                               162,882            86
  Fannie Mae Series 2002-16 Class IG
    Interest Only Strip 6.00% 3/25/15                      205,150           554
  Fannie Mae Series 03-18 Class DA
    4.50% 11/25/14                                       5,710,000     5,835,163
  Fannie Mae Series 03-86 Class OJ
    5.00% 3/25/17                                        5,945,000     6,174,712
  Fannie Mae Series 1993-18 Park
    6.50% 2/25/08                                          700,000       756,460
  Fannie Mae Series 2003-42 JA
    4.00% 11/25/13                                       9,131,538     9,177,219
  Fannie Mae Series 2003-90  Class ZJ
    5.50% 5/25/33                                          221,742       221,571
  Fannie Mae Series 2480 Class EH
    6.00% 11/15/31                                       3,812,319     3,919,882
  Fannie Mae Whole Loan Series 02-W1
    Class 1A2 4.81% 12/25/33                             3,214,518     3,242,073
  Freddie Mac Series 1684 Class G
    6.50% 3/15/23                                        1,748,207     1,782,111
  Freddie Mac Series 21 Class J
    6.25% 8/25/22                                          273,828       278,675
  Freddie Mac Series 2302 Class NJ
    6.50% 11/15/29                                         241,543       241,888
  Freddie Mac Series 69 Class F
    9.00% 12/15/05                                          16,154        16,183
  Freddie Mac Structured Pass Through
    Securities Series T-30 Class A4
    7.37% 11/25/26                                          29,571        29,560
  Freddie Mac Structured Pass Through
    Securities Series T-48 Class 1A1
    2.543% 11/25/17                                        212,398       212,686
  Freddie Mac Structured Pass Through
    Securities Series T-58 Class 1A2
    3.108% 5/25/35                                       2,083,000     2,093,847
  Freddie Mac Structured Pass Through
    Securities Series T-58 Class 2A
    6.50% 9/25/43                                        7,358,257     7,825,050
  GNMA Series 02-61 Class BA
    4.648% 3/16/26                                       3,000,000     3,079,790
  GNMA Series 2002-28  Class B
    5.779% 7/16/24                                       6,000,000     6,510,124

                                                        Principal       Market
                                                          Amount        Value
Agency Collateralized Mortgage Obligations (continued)
  GNMA Series 2003-43 Class B
    4.374% 4/16/33                                     $ 5,000,000   $ 4,994,969
  GNMA Series 2003-72 Class C
    4.86% 2/16/30                                        2,500,000     2,544,308
  GNMA Series 2003-78 Class B
    5.11% 10/16/27                                       5,000,000     5,175,589
                                                                     -----------
Total Agency Collateralized Mortgage
  Obligations (cost $64,405,986)                                      64,118,356
                                                                     -----------
Agency Mortgage-Backed Securities - 34.20%
  Fannie Mae
    4.50% 10/1/10                                        8,815,687     8,958,941
    4.92% 5/1/13                                         3,865,000     3,943,508
    5.50% 1/1/19 TBA                                    16,245,000    16,833,880
    7.41% 4/1/10                                         4,925,364     5,693,412
    7.50% 6/1/31                                           941,446     1,006,465
    9.00% 11/1/15                                          326,924       357,266
    10.00% 10/1/30                                         432,969       495,073
    10.50% 6/1/30                                          129,810       149,159
  Fannie Mae
    5.50% 5/15/09                                        2,399,315     2,511,033
    8.00% 8/15/07                                          543,725       574,310
 #Fannie Mae ARM 4.978% 11/1/33                          4,514,731     4,566,933
  Fannie Mae FHAVA
    10.00% 1/1/19                                           74,268        83,877
    11.00% 8/1/10 to 12/1/15                             1,308,770     1,483,922
  Fannie Mae Graduated Payment
    11.00% 11/1/10                                          42,905        47,974
  Fannie Mae Relocation 30 yr
    5.00% 9/1/33                                         1,012,610     1,010,078
  Fannie Mae S.F. 15 yr
    6.00% 12/1/08 to 6/1/17                              7,261,558     7,634,113
    8.00% 10/1/14                                        1,113,146     1,191,067
    8.50% 3/1/08                                           142,929       150,120
  Fannie Mae S.F. 15 yr TBA 5.00% 1/1/19                 9,700,000     9,893,999
  Fannie Mae S.F. 20 yr 6.50% 2/1/22
    to 5/1/22                                            3,369,728     3,533,551
  Fannie Mae S.F. 30 yr
    5.50% 5/1/33 to 12/1/33                              9,844,420     9,979,780
    6.00% 5/1/33 to 9/1/33                               6,654,473     6,884,625
    7.50% 3/1/14 to 11/1/31                              1,498,075     1,612,726
    8.00% 5/1/05 to 5/1/24                               1,655,018     1,806,648
    8.50% 11/1/07 to 8/1/17                              1,227,220     1,311,082
    9.25% 3/1/09 to 3/1/20                                 280,289       311,124
    11.00% 7/1/12 to 8/1/20                                604,878       684,353
    11.50% 11/1/16                                         331,352       384,990
    12.50% 2/1/11                                           15,440        17,476
    13.00% 7/1/15                                           59,954        68,629
  Fannie Mae S.F. 30 yr TBA
    6.00% 1/1/34                                         3,715,000     3,840,381
  Freddie Mac
    3.50% 9/1/18 to 10/1/18                              6,208,914     5,983,841
  Freddie Mac Balloon 5 yr 4.00% 8/1/08                  3,851,402     3,922,412
  Freddie Mac Balloon 7 yr 4.50% 12/1/10                 2,140,000     2,176,113
  Freddie Mac Relocation 30 yr
    5.00% 9/1/33                                         3,975,234     3,959,085

Statement                                  Delaware Limited-Term Government Fund
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount        Value
Agency Mortgage-Backed Securities (continued)
  Freddie Mac FHAVA
    8.00% 3/1/08                                     $    127,077   $    134,106
    9.50% 11/1/05 to 2/1/10                               285,820        306,971
    11.00% 9/1/10 to 11/1/15                              198,123        221,676
  Freddie Mac S.F. 15 yr 6.50% 6/1/11                     150,000        159,141
  Freddie Mac S.F. 30 yr
    8.00% 10/1/07 to 7/1/11                             2,581,305      2,742,690
    8.25% 3/1/09                                          500,275        530,761
    8.50% 12/1/08 to 11/1/10                              488,337        519,729
    8.75% 5/1/10                                          127,305        138,086
    9.00% 6/1/09 to 8/1/11                                222,394        240,423
    9.75% 12/1/08                                          43,237         47,060
    11.00% 4/1/19 to 6/1/20                                93,641        106,254
    11.50% 4/1/11 to 3/1/16                             1,076,403      1,245,692
  GNMA I GPM
    11.00% 7/15/10                                         29,779         33,297
    11.50% 4/15/10                                         21,662         24,479
    12.00% 10/15/10                                        25,426         28,811
    12.25% 1/15/14 to 1/15/14                              22,543         25,890
  GNMA II GPM
    9.75% 11/20/16 to 9/20/17                              70,390         78,163
    10.50% 11/15/15                                       107,781        120,985
  GNMA II S.F. 15 yr 7.50% 3/20/09                         51,908         55,574
  GNMA II S.F. 30 yr
    9.50% 11/20/20 to 11/20/21                            530,411        591,739
    10.50% 6/20/20                                         23,292         26,342
    11.00% 9/20/15 to 10/20/15                            207,905        235,518
    11.50% 12/20/17 to 10/20/18                           111,043        127,152
    12.00% 4/20/14 to 5/20/16                             470,094        540,041
    12.50% 10/20/13 to 1/20/14                            219,467        253,047
  GNMA S.F. 15 yr
    6.00% 2/15/09                                         115,878        122,541
    7.50% 7/15/10                                         736,415        790,496
    9.00% 11/15/06                                         65,287         65,777
  GNMA S.F. 30 yr
    6.00% 4/15/33                                         855,584        890,343
    7.00% 5/15/28                                       1,644,709      1,756,755
    7.50% 12/15/23 to 12/15/31                          2,320,988      2,496,011
    8.00% 6/15/30                                          57,843         62,941
    9.00% 10/15/09 to 2/15/17                             430,151        473,648
    9.50% 6/15/16 to 11/15/17                             202,060        226,322
    11.00% 12/15/09 to 5/15/20                            644,695        732,417
    11.50% 7/15/15                                         13,030         14,960
    12.50% 12/15/10                                        23,100         26,493
                                                                    ------------
Total Agency Mortgage-Backed Securities
  (cost $124,853,469)                                                129,254,277
                                                                    ------------
Agency Asset-Backed Securities - 3.62%
  Freddie Mac Structured Pass Through
    Securities Series T-56 A2A
    2.842% 7/25/36                                      5,725,000      5,734,189
 #Sallie Mae Student Loan Trust
    Series 97-1 A2 1.471% 1/25/10                       4,434,794      4,454,659
 #Sallie Mae Student Loan Trust
    Series 97-2 Class A2
    1.501% 1/25/10                                        264,263        264,989
 #Sallie Mae Student Loan Trust
    Series 97-3 Class A2
    1.541% 10/25/10                                     1,250,599      1,256,658

                                                        Principal       Market
                                                          Amount        Value
Agency Asset-Backed Securities (continued)
 #Sallie Mae Student Loan Trust
    Series 97-4 Class A2
    1.651% 10/25/10                                    $   360,963   $   364,926
 #Sallie Mae Student Loan Trust
    Series 98-2 A2 1.631% 1/25/14                        1,582,307     1,593,952
                                                                     -----------
Total Agency Asset-Backed Securities
  (cost $13,625,611)                                                  13,669,373
                                                                     -----------
Asset-Backed Securities - 4.53%
  Citibank Credit Card Issuance Trust
    Series 2002-A1 Class A1
    4.95% 2/9/09                                         1,000,000     1,062,483
  Freddie Mac Structured Pass Through
    Securities Series T-50 A3
    2.182% 9/27/07                                       4,870,347     4,874,696
  MBNA Credit Card Master Note Trust
    Series 01-A1 Class A1 5.75% 10/15/08                 1,435,000     1,543,317
  MBNA Credit Card Master Note Trust
    Series 2003-A1 Class A1
    3.30% 7/15/10                                        1,000,000       998,731
**Nissan Auto Loan Trust Series 2002-A
    Class A3B 144A 2.56% 8/15/07                         3,410,000     3,437,548
  PP&L Transition Bond Series 1991-1
    Class A5 6.83% 3/25/07                                 510,182       528,420
  Residential Asset Securities
    Series 2001-KS3 AI4 5.81% 8/25/29                      100,000       101,551
**Sierra Receivables Funding
    Series 2003-1A Class A 144A
    3.09% 1/15/14                                        1,360,504     1,357,528
**Sierra Receivables Funding
    Series 2003-2A A1 144A
    3.03% 9/15/15                                        1,202,895     1,199,888
  Whole Auto Loan Trust 2002-1 A4
    3.04% 4/15/09                                        2,000,000     2,027,024
                                                                     -----------
Total Asset-Backed Securities
  (cost $17,034,635)                                                  17,131,186
                                                                     -----------
Collateralized Mortgage Obligations - 5.16%
 #Bank of America Mortgage Securities
    Series 2003-A Class 2A4
    2.994% 2/25/33                                         746,221       745,520
  Countrywide Alternative Loan Trust
    Series 02-7 6.75% 8/25/32                              191,734       193,481
  CS First Boston Mortgage
    Securities Series 02-30 1A1
    7.50% 11/25/32                                         591,671       627,132
  CS First Boston Mortgage
    Securities Series 03-23 7A1
    5.00% 9/25/18                                        1,590,065     1,607,742
  CS First Boston Mortgage
    Securities Series 03-29 5A1
    7.00% 12/25/33                                       2,400,000     2,532,375
**GSMPS Mortgage Loan Trust
    Series 1998-2 Class A 144A
    7.75% 5/19/27                                          555,836       610,162
  Norwest Integrated Structured Assets
    Series 1998-1 2A4 7.00% 6/25/28                        568,918       568,281

Statement                                  Delaware Limited-Term Government Fund
  OF NET ASSETS (CONTINUED)

                                                        Principal       Market
                                                          Amount        Value
Collateralized Mortgage Obligations (continued)
 #Structured Asset Securities
    Series 2002-22H 1A 7.00% 11/25/32                  $ 4,093,379   $ 4,257,461
  Vendee Mortgage Trust Series 93-1
    Class K 7.25% 4/15/12                                5,000,000     5,170,103
 #Washington Mutual Series 03-AR4 A7
    3.95% 5/25/33                                        3,160,000     3,167,152
                                                                     -----------
Total Collateralized Mortgage Obligations
  (cost $19,635,239)                                                  19,479,409
                                                                     -----------
Commercial Mortgage-Backed Securities - 0.59%
#**JP Morgan Chase Commercial Mortgage
    Series 2002-FLIA A1 144A
    1.44% 2/14/15                                        2,228,848     2,228,987
                                                                     -----------
Total Commercial Mortgage-Backed
  Securities (cost $2,229,609)                                         2,228,987
                                                                     -----------
Corporate Bonds - 6.71%
Banking & Finance - 3.13%
  Citigroup 6.00% 2/21/12                                1,500,000     1,641,780
  Countrywide Home Loans
    5.625% 5/15/07                                       1,500,000     1,620,641
  First Bank National Association
    7.30% 8/15/05                                          650,000       704,676
  General Electric Capital 5.875% 2/15/12                1,000,000     1,076,477
  GMAC 6.75% 1/15/06                                     1,375,000     1,476,831
  Merrill Lynch 6.00% 2/17/09                              500,000       550,266
  Morgan Stanley 5.30% 3/1/13                            1,500,000     1,535,024
**TIAA Global Markets 144A 2.75% 1/13/06                   905,000       916,227
  US Bank National Association
    6.30% 2/4/14                                         2,130,000     2,350,245
                                                                     -----------
                                                                      11,872,167
                                                                     -----------
Cable, Media & Publishing - 0.29%
  Thomson Multimedia 5.75% 2/1/08                        1,000,000     1,085,453
                                                                     -----------
                                                                       1,085,453
                                                                     -----------
Chemicals - 0.24%
  Dow Chemical 6.00% 10/1/12                               865,000       912,079
                                                                     -----------
                                                                         912,079
                                                                     -----------
Computers & Technology - 0.44%
  Computer Sciences 6.75% 6/15/06                        1,500,000     1,645,910
                                                                     -----------
                                                                       1,645,910
                                                                     -----------
Energy - 0.54%
  ConocoPhillips 4.75% 10/15/12                          1,500,000     1,508,994
  North Border Pipeline 6.25% 5/1/07                       500,000       543,782
                                                                     -----------
                                                                       2,052,776
                                                                     -----------
Food, Beverage & Tobacco - 0.34%
  Kraft Foods 4.625% 11/1/06                               400,000       417,687
  Universal 6.50% 2/15/06                                  790,000       852,175
                                                                     -----------
                                                                       1,269,862
                                                                     -----------
Industrial - 0.39%
  Hutchison Whampoa International Limited
    6.50% 2/13/13                                        1,420,000     1,481,282
                                                                     -----------
                                                                       1,481,282
                                                                     -----------
Retail - 0.58%
  Target 5.875% 3/1/12                                   2,005,000     2,179,631
                                                                     -----------
                                                                       2,179,631
                                                                     -----------

                                                     Principal      Market
                                                       Amount       Value
Corporate Bonds (continued)
Telecommunications - 0.47%
  Cingular Wireless 5.625% 12/15/06                 $   650,000  $    697,702
  Verizon Wireless 5.375% 12/15/06                    1,000,000     1,067,975
                                                                 ------------
                                                                    1,765,677
                                                                 ------------
Utilities - 0.29%
  Southern Capital 5.30% 2/1/07                       1,000,000     1,079,634
                                                                 ------------
                                                                    1,079,634
                                                                 ------------
Total Corporate Bonds (cost $24,384,385)                           25,344,471
                                                                 ------------
U.S. Treasury Obligations - 16.67%
  U.S. Treasury Bonds
    10.75% 8/15/05                                    4,905,000     5,623,509
    11.625% 11/15/04                                  3,430,000     3,737,630
    12.00% 8/15/13                                    7,180,000     9,922,430
  U.S. Treasury Inflation Index Notes
    1.875% 7/15/13                                    1,495,796     1,485,514
    3.00% 7/15/12                                     3,271,966     3,567,977
    3.375% 1/15/07                                    4,670,680     5,061,121
   *3.875% 1/15/09                                    9,926,840    11,212,683
  U.S. Treasury Notes
    3.375% 11/15/08                                   7,175,000     7,234,144
    4.25% 11/15/13                                    3,105,000     3,102,575
 +U.S. Treasury Principal Only Strip
    3.99% 8/15/10                                    15,500,000    12,025,240
                                                                 ------------
Total U.S. Treasury Obligations
  (cost $64,035,990)                                               62,972,823
                                                                 ------------
Repurchase Agreements - 9.48%
  With BNP Paribas 0.85% 1/2/04
    (dated 12/31/03, collateralized by
    $829,000 U.S. Treasury Bills due
    3/25/04, market value $827,468
    $3,069,000 U.S. Treasury Notes
    3.625% due 3/31/04, market value
    $3,117,433, $9,438,000 U.S. Treasury
    Notes 6.00% due 8/15/04, market
    value $9,941,218, and $4,871,000
    U.S. Treasury Notes 1.625% due
    1/31/05, market value $4,924,992)                18,436,000    18,436,000
  With UBS Warburg 0.85% 1/2/04
    (dated 12/31/03, collateralized by
    $4,042,000 U.S. Treasury Notes 1.625%
    due 3/31/05, market value $4,074,506
    $139,000 U.S. Treasury Notes 5.50%
    due 2/15/08, market value $156,177
    and $12,127,000 U.S. Treasury Notes
    5.625% due 5/15/08, market
    value $13,526,765)                               17,383,000    17,383,000
                                                                 ------------
Total Repurchase Agreements
  (cost $35,819,000)                                               35,819,000
                                                                 ------------

Total Market Value of Securities - 108.69%
  (cost $406,811,549)                                             410,655,932
Liabilities Net of Receivables and Other
  Assets - (8.69%)                                                (32,825,611)++
                                                                 ------------
Net Assets Applicable to 43,811,164 Shares
  Outstanding - 100.00%                                          $377,830,321
                                                                 ============

Statement                                  Delaware Limited-Term Government Fund
  OF NET ASSETS (CONTINUED)

Net Asset Value - Delaware Limited-Term Government Fund
  Class A ($249,844,700/28,970,456 shares)                                $8.62
                                                                          -----
Net Asset Value - Delaware Limited-Term Government Fund
  Class B ($37,774,256/4,380,220 shares)                                  $8.62
                                                                          -----
Net Asset Value - Delaware Limited-Term Government Fund
  Class C ($72,045,059/8,354,054 shares)                                  $8.62
                                                                          -----
Net Asset Value - Delaware Limited-Term Government Fund
  Class R ($1,498,925/173,763 shares)                                     $8.63
                                                                          -----
Net Asset Value - Delaware Limited-Term Government
  Institutional Class ($16,667,381/1,932,671 shares)                      $8.62
                                                                          -----

Components of Net Assets at December 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                               $415,476,558
Accumulated net realized loss on investments                        (41,140,306)
Net unrealized appreciation of investments                            3,494,069
                                                                   ------------
Total net assets                                                   $377,830,321
                                                                   ============

 *Fully or partially pledged as collateral for financial futures contracts.

**Securities exempt from registration under Rule 144A of the Securities Act of 1933. See Note 9 in "Notes to Financial Statements."

 +The interest rate shown is the effective yield as of time of purchase.

++Of this amount $36,078,395 represents payable for securities purchased as of December 31, 2003.

 #Variable Rate Notes -- the interest rate shown is the rate as of December 31, 2003.

Summary of Abbreviations:
ARM - Adjustable Rate Mortgage
FHAVA - Federal Housing Authority & Veterans Administration
GNMA - Government National Mortgage Association
GPM - Graduate Payment Mortgage
S.F. - Single Family
TBA - To Be Announced

Net Asset Value and Offering Price per Share -
  Delaware Limited-Term Government Fund
Net asset value Class A (A)                                               $8.62
Sales charge (2.75% of offering price, or 2.78% of
  amount invested per share) (B)                                           0.24
                                                                          -----
Offering price                                                            $8.86
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement                                  Delaware Limited-Term Government Fund
  OF OPERATIONS                            Year Ended December 31, 2003


Investment Income:
  Interest                                                          $13,301,109
                                                                    -----------

Expenses:
  Management fees                                         1,996,348
  Dividend disbursing and transfer agent fees and
    expenses                                                939,161
  Distribution expenses - Class A                           722,076
  Distribution expenses - Class B                           445,190
  Distribution expenses - Class C                           769,171
  Distribution expenses - Class R                             1,454
  Accounting and administration expenses                    169,971
  Reports and statements to shareholders                    115,799
  Custodian fees                                             60,490
  Registration fees                                          59,461
  Professional fees                                          37,824
  Trustees' fees                                             19,750
  Other                                                      93,283   5,429,978
                                                          ---------
  Less expenses absorbed or waived                                   (1,063,859)
  Less waiver of distribution expenses -- Class A                      (328,533)
  Less expenses paid indirectly                                         (32,273)
                                                                    -----------
  Total expenses                                                      4,005,313
                                                                    -----------
Net Investment Income                                                 9,295,976
                                                                    -----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on:
    Investments                                                       5,241,816
    Futures contracts                                                (1,519,079)
    Options written                                                     243,634
    Swap agreements                                                   1,023,753
                                                                    -----------
  Net realized gain                                                   4,990,124
Net change in unrealized appreciation/depreciation of
  investments                                                        (6,658,617)
                                                                    -----------
Net Realized and Unrealized Loss on Investments                      (1,668,493)
                                                                    -----------

Net Increase in Net Assets Resulting from Operations                $ 7,627,483
                                                                    ===========

See accompanying notes

Statements                                 Delaware Limited-Term Government Fund
  OF CHANGES IN NET ASSETS

                                                                                                     Year Ended
                                                                                             12/31/03          12/31/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                                    $  9,295,976      $ 11,920,607
  Net realized gain on investment                                                             4,990,124         4,528,352
  Net change in unrealized appreciation/depreciation of investments                          (6,658,617)        4,635,340
                                                                                           ------------      ------------
  Net increase in net assets resulting from operations                                        7,627,483        21,084,299
                                                                                           ------------      ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                                  (9,514,180)      (11,413,821)
    Class B                                                                                  (1,267,290)       (1,390,120)
    Class C                                                                                  (2,170,318)       (1,732,925)
    Class R                                                                                      (5,990)               --
    Institutional Class                                                                        (560,921)         (471,156)

  Return of capital:
    Class A                                                                                    (525,114)               --
    Class B                                                                                     (62,205)               --
    Class C                                                                                    (116,571)               --
    Class R                                                                                      (2,208)               --
    Institutional Class                                                                         (34,833)               --
                                                                                           ------------      ------------
                                                                                            (14,259,630)      (15,008,022)
                                                                                           ------------      ------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                                  71,852,730        86,761,260
    Class B                                                                                  13,076,956        40,198,695
    Class C                                                                                  33,470,252        60,264,474
    Class R                                                                                   1,589,403                --
    Institutional Class                                                                       6,264,430         8,734,589

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                   7,756,306         8,340,113
    Class B                                                                                   1,025,233         1,020,132
    Class C                                                                                   1,656,390         1,194,947
    Class R                                                                                       6,845                --
    Institutional Class                                                                         588,306           467,489
                                                                                           ------------      ------------
                                                                                            137,286,851       206,981,699
                                                                                           ------------      ------------
  Cost of shares repurchased:
    Class A                                                                                 (76,184,416)      (56,871,624)
    Class B                                                                                 (25,919,343)      (13,289,426)
    Class C                                                                                 (32,927,494)      (12,566,802)
    Class R                                                                                     (94,369)               --
    Institutional Class                                                                      (3,231,739)       (3,194,621)
                                                                                           ------------      ------------
                                                                                           (138,357,361)      (85,922,473)
                                                                                           ------------      ------------
Increase (decrease) in net assets derived from capital share transactions                    (1,070,510)      121,059,226
                                                                                           ------------      ------------
Net Increase (Decrease) in Net Assets                                                        (7,702,657)      127,135,503

Net Assets:
  Beginning of year                                                                         385,532,978       258,397,475
                                                                                           ------------      ------------
  End of year                                                                              $377,830,321      $385,532,978
                                                                                           ============      ============

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Limited-Term Government Fund Class A
------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              12/31/03    12/31/02    12/31/01(1)  12/31/00     12/31/99
Net asset value, beginning of period                           $8.770      $8.600       $8.430      $8.270       $8.700

Income (loss) from investment operations:
Net investment income                                           0.222       0.349        0.423       0.522        0.519
Net realized and unrealized gain (loss) on investments         (0.039)      0.255        0.238       0.161       (0.429)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.183       0.604        0.661       0.683        0.090
                                                               ------      ------       ------      ------       ------

Less dividends and distributions from:
Net investment income                                          (0.315)     (0.434)      (0.491)     (0.523)      (0.520)
Return of capital                                              (0.018)         --           --          --           --
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.333)     (0.434)      (0.491)     (0.523)      (0.520)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $8.620      $8.770       $8.600      $8.430       $8.270
                                                               ======      ======       ======      ======       ======

Total return(2)                                                 2.12%       7.08%        8.16%       8.59%        1.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $249,845    $250,729     $208,152    $208,565     $262,776
Ratio of expenses to average net assets                         0.75%       0.75%        0.89%       1.13%        1.00%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.14%       1.05%        1.08%       1.13%        1.00%
Ratio of net investment income to average net assets            2.57%       3.99%        4.92%       6.36%        6.12%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            2.18%       3.69%        4.73%       6.36%        6.12%
Portfolio turnover                                               483%        313%         386%        273%         175%

(1) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain (loss) per share of $0.068, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Limited-Term Government Fund Class B
------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              12/31/03    12/31/02    12/31/01(1)  12/31/00     12/31/99
Net asset value, beginning of period                           $8.770      $8.600       $8.430      $8.270       $8.700

Income (loss) from investment operations:
Net investment income                                           0.152       0.274        0.348       0.453        0.447
Net realized and unrealized gain (loss) on investments         (0.044)      0.255        0.238       0.160       (0.429)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.108       0.529        0.586       0.613        0.018
                                                               ------      ------       ------      ------       ------

Less dividends and distributions from:
Net investment income                                          (0.244)     (0.359)      (0.416)     (0.453)      (0.448)
Return of capital                                              (0.014)         --           --          --           --
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.258)     (0.359)      (0.416)     (0.453)      (0.448)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $8.620      $8.770       $8.600      $8.430       $8.270
                                                               ======      ======       ======      ======       ======

Total return(2)                                                 1.25%       6.17%        7.22%       7.68%        0.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $37,774     $50,326      $21,743      $8,600      $12,483
Ratio of expenses to average net assets                         1.60%       1.60%        1.74%       1.98%        1.85%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.86%       1.90%        1.93%       1.98%        1.85%
Ratio of net investment income to average net assets            1.72%       3.14%        4.07%       5.51%        5.27%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            1.46%       2.84%        3.88%       5.51%        5.27%
Portfolio turnover                                               483%        313%         386%        273%         175%

(1) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain (loss) per share of $0.068, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware Limited-Term Government Fund Class C
------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              12/31/03    12/31/02    12/31/01(1)  12/31/00     12/31/99
Net asset value, beginning of period                           $8.770      $8.600       $8.430      $8.270       $8.700

Income (loss) from investment operations:
Net investment income                                           0.152       0.274        0.347       0.453        0.447
Net realized and unrealized gain (loss) on investments         (0.044)      0.255        0.238       0.160       (0.431)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.108       0.529        0.585       0.613        0.016
                                                               ------      ------       ------      ------       ------

Less dividends and distributions from:
Net investment income                                          (0.244)     (0.359)      (0.415)     (0.453)      (0.446)
Return of capital                                              (0.014)         --           --          --           --
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.258)     (0.359)      (0.415)     (0.453)      (0.446)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $8.620      $8.770       $8.600      $8.430       $8.270
                                                               ======      ======       ======      ======       ======

Total return(2)                                                 1.25%       6.16%        7.20%       7.68%        0.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $72,045     $71,189      $21,386      $4,506       $6,638
Ratio of expenses to average net assets                         1.60%       1.60%        1.74%       1.98%        1.85%
Ratio of expenses to average net assets prior to expense
  limitation and  expenses paid indirectly                      1.86%       1.90%        1.93%       1.98%        1.85%
Ratio of net investment income to average net assets            1.72%       3.14%        4.07%       5.51%        5.27%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            1.46%       2.84%        3.88%       5.51%        5.27%
Portfolio turnover                                               483%        313%         386%        273%         175%

(1) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain (loss) per share of $0.068, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                           Delaware Limited-Term Government Fund Class R
----------------------------------------------------------------------------------------
                                                              6/2/03(1)
                                                                 to
                                                              12/31/03
Net asset value, beginning of period                           $8.800

Income (loss) from investment operations:
Net investment income                                           0.074
Net realized and unrealized loss on investments                (0.063)
                                                               ------
Total from investment operations                                0.011
                                                               ------

Less dividends and distributions from:
Net investment income                                          (0.165)
Return of capital                                              (0.016)
                                                               ------
Total dividends and distributions                              (0.181)
                                                               ------

Net asset value, end of period                                 $8.630
                                                               ======

Total return(2)                                                 0.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $1,499
Ratio of expenses to average net assets                         1.20%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly               1.38%
Ratio of net investment income to average net assets            1.86%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly      1.68%
Portfolio turnover                                               483%

(1) Date of commencement of operations. Ratios have been annualized and total return has not been annualized

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware Limited-Term Government Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              12/31/03    12/31/02    12/31/01(1)  12/31/00     12/31/99
Net asset value, beginning of period                           $8.770      $8.600       $8.430      $8.270       $8.700

Income (loss) from investment operations:
Net investment income                                           0.234       0.364        0.437       0.534        0.531
Net realized and unrealized gain (loss) on investments         (0.038)      0.255        0.238       0.161       (0.428)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.196       0.619        0.675       0.695        0.103
                                                               ------      ------       ------      ------       ------

Less dividends and distributions from:
Net investment income                                          (0.328)     (0.449)      (0.505)     (0.535)      (0.533)
Return of capital                                              (0.018)         --           --          --           --
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.346)     (0.449)      (0.505)     (0.535)      (0.533)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                 $8.620      $8.770       $8.600      $8.430       $8.270
                                                               ======      ======       ======      ======       ======

Total return(2)                                                 2.27%       7.27%        8.34%       8.75%        1.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $16,667     $13,289       $7,116      $4,514       $4,448
Ratio of expenses to average net assets                         0.60%       0.60%        0.74%       0.98%        0.85%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       0.86%       0.90%        0.93%       0.98%        0.85%
Ratio of net investment income to average net assets            2.72%       4.14%        5.07%       6.51%        6.27%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly            2.46%       3.84%        4.88%       6.51%        6.27%
Portfolio turnover                                               483%        313%         386%        273%         175%

(1) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment companies that required amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, and increase in net realized and unrealized gain (loss) per share of $0.068, and a decrease in the ratio of net investment income to average net assets of 0.80%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                      Delaware Limited-Term Government Fund
  TO FINANCIAL STATEMENTS                  December 31, 2003

Delaware Group Limited-Term Government Funds (the "Trust") is organized as a Delaware statutory trust and offers one series: Delaware Limited-Term Government Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 2.75%. Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 5 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed, during the first 12 months. Class R and Institutional shares are not subject to a sales charge and are offered for sales exclusively to a limited group of investors.

The investment objective of the Fund is to seek a high stable level of current income, while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Swap agreements and other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. The amount of these expenses was approximately $9,582 for the year ended December 31, 2003. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended December 31, 2003 was $22,691. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.60% of average daily net assets of the Fund through February 28, 2005.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to waive distribution and service fees through February 28, 2005 in order to prevent distribution and service fees of Class A shares from exceeding 0.15% of average daily net assets. Prior to March 1, 2003, the Board of Trustees had set the fee at an annual rate of 0.15% of the Class A shares daily net assets.

At December 31, 2003, the Fund had liabilities payable to affiliates as follows:

Investment management fees payable to DMC                 $104,289
Dividend disbursing, transfer agent fees, accounting
  and other expenses payable to DSC                         35,169
Other expenses payable to DMC and affiliates*               57,419

*DMC, as part of its administrative services, pays Fund operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, professional fees, custodian fees and trustee fees.

Notes                                      Delaware Limited-Term Government Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
For the year ended December 31, 2003, DDLP earned $43,931 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended December 31, 2003, the Fund made purchases of $990,561,642 and sales of $945,923,472 of investment securities other than U.S. government securities and short-term investments. Purchases and sales of U.S. government securities were $932,586,262 and $977,614,436, respectively.

At December 31, 2003, the cost of investments for federal income tax purposes was $410,050,882. At December 31, 2003, net unrealized appreciation was $605,050, of which $4,119,366 related to unrealized appreciation of investments and $3,514,316 related to unrealized depreciation of investments.

4. Dividend and Distribution Information.
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2003 and 2002 were as follows:

                                                          2003          2002
                                                      -----------   -----------
Ordinary income                                       $13,518,699   $15,008,022
Return of capital                                         740,931            --
                                                      -----------   -----------
Total                                                 $14,259,630   $15,008,022
                                                      ===========   ===========

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                      $415,476,558
Capital loss carryforwards                                          (37,472,496)
Post-October losses                                                    (778,791)
Unrealized appreciation                                                 605,050
                                                                   ------------
Net Assets                                                         $377,830,321
                                                                   ============

For federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Such capital loss carry forwards expire as follows: 2004 - $16,636,244, 2005-$9,442,127, 2007 - $5,505,504 and 2008 -
$5,888,621. During the year ended December 31, 2003, $29,404,939 of unused capital loss carryforward expired.

Post-October losses represent losses realized on investment transactions from November 1, 2003 through December 31, 2003 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

5. Capital Shares
Transactions in capital shares were as follows:

                                                               Year Ended
                                                           12/31/03   12/31/02
Shares sold:
  Class A                                                 8,251,896  10,010,314
  Class B                                                 1,498,856   4,629,024
  Class C                                                 3,831,293   6,946,473
  Class R                                                   183,937          --
  Institutional Class                                       719,932   1,003,311

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                                                   892,179     963,578
  Class B                                                   117,872     117,689
  Class C                                                   190,539     137,874
  Class R                                                       793          --
  Institutional Class                                        67,690      53,985
                                                         ----------  ----------
                                                         15,754,987  23,862,248
                                                         ----------  ----------
Shares repurchased:
  Class A                                                (8,771,483) (6,565,751)
  Class B                                                (2,976,690) (1,533,347)
  Class C                                                (3,787,429) (1,450,015)
  Class R                                                   (10,967)         --
  Institutional Class                                      (370,698)   (368,471)
                                                         ----------  ----------
                                                        (15,917,267) (9,917,584)
                                                         ----------  ----------
Net increase (decrease)                                    (162,280) 13,944,664
                                                         ==========  ==========

For the years ended December 31, 2003 and 2002, 122,579 Class B shares were converted to 122,579 Class A shares valued at $1,065,018 and 76,239 Class B shares were converted to 76,239 Class A shares valued at $662,655, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Notes                                      Delaware Limited-Term Government Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

6. Futures Contracts (continued)
Financial futures contracts open at December 31, 2003 were as follows:

Contracts                     Notional                            Unrealized
to Buy/(Sell)               Cost/ (Proceeds)   Expiration Date    Gain (Loss)
-------------               ----------------   ---------------    -----------
(42) U.S. 5YR Treasury
  Note                        ($4,683,320)        March 2004        $(4,930)
(278) U.S. 10YR Treasury
  Note                        (30,878,954)        March 2004       (330,890)
(60) U.S. 2YR Treasury
  Note                        (12,753,270)        March 2004        (89,543)
36 U.S. Long Bond               3,916,586         March 2004         18,664
                                                                  ---------
                                                                  ($406,699)
                                                                  =========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

7. Written Options
During the year ended December 31, 2003, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended December 31, 2003 for the Fund were as follows:

                                                          Number of
                                                          Contracts    Premiums
                                                          ---------    --------
Options outstanding at December 31, 2002                      566      $560,340
Options written                                             4,148     1,887,956
Options terminated in closing
  purchase transactions                                    (4,064)   (2,198,942)
                                                           ------    ----------
Options outstanding at December 31, 2003                      650      $249,354
                                                           ======    ==========

At December 31, 2003, the Fund had the following options written outstanding:

                         Number                                                   Unrealized
                           of        Notional      Exercise    Expiration        Appreciation
Description            Contracts      Amount        Price         Date          (Depreciation)
-----------            ---------      ------        -----      ----------       --------------
Call Options Written
U.S. Treasury
  10 Year Future          325      $32,500,000       115         2/21/04          $(37,823)
Put Options Written
U.S. Treasury
  10 Year Future          325      $32,500,000       105         2/21/04            94,208
                                                                                  --------
                                                                                  $ 56,385
                                                                                  ========

Writing options involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

8. Swap Agreements
During the year ended December 31, 2003, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At December 31, 2003, the Fund had no total return swap agreements outstanding.

9. Credit and Market Risk
The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities, which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Notes                                      Delaware Limited-Term Government Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

10. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of December 31, 2003, or at any time during the year.

11. Tax Information (Unaudited)
For the fiscal year ended December 31, 2003, the Fund designates distributions paid during the year as follows:

       (A)                  (B)
    Long-Term             Ordinary            (C)
   Capital Gains           Income            Return                 Total
   Distributions        Distributions          of                Distributions
   (Tax Basis)           (Tax Basis)         Capital              (Tax Basis)
   -------------        -------------        -------             -------------
        --                   95%               5%                    100%

(A), (B) and (C) are based on a percentage of the Fund's total distribution.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Limited-Term Government Funds -
Delaware Limited-Term Government Fund

We have audited the accompanying statement of net assets of Delaware Limited-Term Government Fund (the "Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Limited-Term Government Fund at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP

Philadelphia, Pennsylvania
February 6, 2004

Delaware Investments Family of Funds
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors which has oversight responsibility for the management of a fund's business affairs. Trustees/Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Directors and Officers with certain background and related information.

                                                                                                   Number of             Other
                                                                             Principal         Portfolios in Fund    Directorships
   Name,                      Position(s)                                   Occupation(s)       Complex Overseen        Held by
  Address                      Held with          Length of Time               During          by Trustee/Director  Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years          or Officer           or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)        Chairman and          4 Years -             Since August 2000,            80             None
   2005 Market Street         Trustee(4)       Executive Officer       Mr. Driscoll has served in
    Philadelphia, PA                                                  various executive capacities
       19103                                     Trustee as of           at different times at
                                                 May 15, 2003           Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              16 Years              Board Chairman -            98             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927

   John H. Durham                Trustee             25 Years(3)           Private Investor             98            Trustee -
  2005 Market Street                                                                                             Abington Memorial
  Philadelphia, PA                                                                                                    Hospital
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee(4)           3 Years                 President -               80             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee              11 Years        Founder/Managing Director -       98             None
 2005 Market Street                                                    Anthony Knerr & Associates
 Philadelphia, PA                                                       (Strategic Consulting)
      19103                                                                (1990 - Present)

   December 7, 1938

                                                                                                   Number of             Other
                                                                             Principal         Portfolios in Fund    Directorships
   Name,                      Position(s)                                   Occupation(s)       Complex Overseen        Held by
  Address                      Held with          Length of Time               During          by Trustee/Director  Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years          or Officer           or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              15 Years       Treasurer/Chief Fiscal Officer -   98         Director - Andy
 2005 Market Street                                                        National Gallery of Art                Warhol Foundation
 Philadelphia, PA                                                              (1994 - 1999)
      19103                                                                                                      Director - Systemax
                                                                                                                        Inc.
   November 1, 1940


   Thomas F. Madison             Trustee             10 Years                President/Chief            98           Director -
   2005 Market Street                                                      Executive Officer -                     Banner Health
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                     Director -
                                                                            and Consulting)                      CenterPoint Energy
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Digital
                                                                                                                    River Inc.

                                                                                                                 Director - Rimage
                                                                                                                   Corporation

   Janet L. Yeomans              Trustee              5 Years           Vice President/Mergers &        98            None
   2005 Market Street                                                Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings          Executive           Executive          Mr. Hastings has served in       98            None
    2005 Market Street       Vice President      Vice President       various executive capacities
     Philadelphia, PA              and                 and              at different times at
         19103               Chief Financial     Chief Financial        Delaware Investments.
                                 Officer          Officer since
                                                  August 21, 2003

  December 19, 1949

   Richelle S. Maestro    Senior Vice President, Chief Legal Officer     Ms. Maestro has served in      98            None
   2005 Market Street      Chief Legal Officer         since            various executive capacities
    Philadelphia, PA         and Secretary         March 17, 2003          at different times at
       19103                                                               Delaware Investments.

   November 26, 1957

   Michael P. Bishof       Senior Vice President      8 Years           Mr. Bishof has served in         98            None
   2005 Market Street          and Treasurer                          various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Limited-Term Government Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Limited-Term Government Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                              Affiliated Officers                        Contact Information
Jude T. Driscoll                               Joseph H. Hastings                         Investment Manager
Chairman                                       Executive Vice President and               Delaware Management Company
Delaware Investments Family of Funds           Chief Financial Officer                    Philadelphia, PA
Philadelphia, PA                               Delaware Investments Family of Funds
                                               Philadelphia, PA                           International Affiliate
Walter P. Babich                                                                          Delaware International Advisers Ltd.
Board Chairman                                 Richelle S. Maestro                        London, England
Citadel Construction Corporation               Senior Vice President,
King of Prussia, PA                            Chief Legal Officer and Secretary          National Distributor
                                               Delaware Investments Family of Funds       Delaware Distributors, L.P.
John H. Durham                                 Philadelphia, PA                           Philadelphia, PA
Private Investor
Gwynedd Valley, PA                             Michael P. Bishof                          Shareholder Servicing, Dividend
                                               Senior Vice President and Treasurer        Disbursing and Transfer Agent
John A. Fry                                    Delaware Investments Family of Funds       Delaware Service Company, Inc.
President                                      Philadelphia, PA                           2005 Market Street
Franklin & Marshall College                                                               Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                          For Shareholders
Anthony D. Knerr                                                                          800 523-1918
Managing Director
Anthony Knerr & Associates                                                                For Securities Dealers and Financial
New York, NY                                                                              Institutions Representatives Only
                                                                                          800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                     Web site
National Gallery of Art                                                                   www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

--------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov.; and beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
(i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
--------------------------------------------------------------------------------

(8522)                                                        Printed in the USA
AR-022 [12/03] IVES 2/04                                         J9562 EXP: 2/05

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans (1)

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $23,750 for the fiscal year ended December 31, 2003.

         The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $21,350 for the fiscal year ended December 31, 2002.


----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         (b) Audit-related fees.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2003.

         The aggregate fees billed for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $162,700 for the Registrant's fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: Preparation of report concerning transfer agents' system of internal accounting control and related procedures; preparation of procedures report to the Funds' Board in connection with the annual transfer agent contract renewals and in connection with the pass-through of internal legal costs relating to the operations of the Funds; and preparation of report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division for provision to defined contribution plans' auditors and in response to institutional requests for proposal.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2002.

         The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $166,400 for the Registrant's fiscal year ended December 31, 2002. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: Preparation of report concerning transfer agents' system of internal accounting control and related procedures; and preparation of procedures report to the Funds' Board in connection with the annual transfer agent contract renewals and in connection with the pass-through of internal legal costs relating to the operations of the Funds.

         (c) Tax fees.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $1,250 for the fiscal year ended December 31, 2003. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: Review of income tax returns and excise tax returns.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2003.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $1,150 for the fiscal year ended December 31, 2002. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: Review of income tax returns and excise tax returns.

         The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2002.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended December 31, 2003.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2003.

         The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended December 31, 2002.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2002.

         (e) The Registrant's Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the Registrant's independent auditors for services rendered to the Registrant and to its investment adviser and other service providers under common control with the adviser were $286,850 and $303,900 for the Registrant's fiscal years ended December 31, 2003 and December 31, 2002, respectively.

         (h) In connection with its selection of the independent auditors, the Registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the Registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

         Not applicable.

Item 10. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant: Delaware Group Limited-Term Government Funds

JUDE T. DRISCOLL
--------------------
By: Jude T. Driscoll
    ----------------
Title:   Chairman
Date:    4/2/04
     ---------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


JUDE T. DRISCOLL
--------------------
By: Jude T. Driscoll
    ----------------
Title:   Chairman
Date:    4/2/04
     ---------------


JOSEPH H. HASTINGS
--------------------------------
By:      Joseph H. Hastings
         -----------------------
Title:   Chief Financial Officer
Date:    4/2/04
     ---------------------------